UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: September 16, 2015

AXION POWER INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Clover Lane

New Castle, PA 16105

(Address of principal executive offices)

(724) 654-9300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b)  Departure of Executive Officer

On September 16, 2015, Charles Trego, the Registrant’s Chief Financial Officer, gave notice that he shall resign from that position, effective as of October 2, 2015. Mr. Trego's resignation is solely due to family medical reasons which will not afford him the time to function as the Registrant’s full time CFO. Mr. Trego will continue to serve on the Company’s Board and will consult with Donald Farley, the Registrant’s Chairman, on an as needed part time basis. On September 16, 2015, the Registrant’s Board of Directors appointed current controller, Danielle Baker, as Interim Chief Accounting Officer, effective October 2, 2015, to serve until such time as the Registrant has the resources to retain a full time Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 22, 2015

Axion Power International, Inc.

By:	/s/ Donald Farley
Donald Farley
Chairman